EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report of Systems Evolution Inc. (the "Company") on Form 10-KSB for the period ending May 31, 2004 as filed with The Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
C. Rhodes, the Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         The Report fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                           By: /s/ Robert C. Rhodes
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                           Robert C. Rhodes
                           Acting Chief Financial Officer

                           August 30, 2004
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                           Date